NATIONWIDE MUTUAL FUNDS
Nationwide Money Market Fund

Supplement dated December 11, 2008
to the Prospectus dated February 28, 2008
as amended May 5, 2008

     On November 24, 2008, the U.S. Department of Treasury (“Treasury”) announced an extension of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) until April 30, 2009. On December 3, 2008, the Board of Trustees of Nationwide Mutual Funds approved the continued participation of the Nationwide Money Market Fund (the “Fund”) in the Program. Subject to certain conditions and limitations, in the event that the per share value of the Fund falls below $0.995 and the Fund liquidates its holdings, the Program will provide coverage to shareholders of record in the Fund for up to $1.00 per share for the lesser of either the number of shares the investor held in the Fund at the close of business on September 19, 2008 or the number of shares the investor held on the date the per share value fell below $0.995 (commonly referred to as “breaking the buck”) (“Guarantee Event”). Only shareholders who held shares on September 19, 2008 are eligible for protection under the Program.

     The Program is funded from assets in the Exchange Stabilization Fund (the “ESF”). Payments to investors under the Program will depend on the availability of assets in the ESF, which, as of the date of this supplement, total approximately $50 billion. The U.S. Department of the Treasury and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program.

     The extension of the Program begins on December 19, 2008 and continues through April 30, 2009. Continued participation in the Program until April 30, 2009 requires an additional payment to the Treasury in the amount of 0.015% (1.5 basis points) based on the net asset value of the Fund as of the close of business on September 19, 2008. The cost to participate in the extension of the Program will be borne by the Fund without regard to any expense limitation currently in effect for the Fund.

     The Secretary of the Treasury may elect to extend the Program beyond April 30, 2009 through the close of business on September 18, 2009, although, as of the date of this supplement, no decision has been made to extend the Program beyond April 30, 2009. If the Program is extended, the Board of Trustees of the Fund will consider whether to continue to participate in the Program.

     You can contact the Fund at 1-800-848-6331 for more information regarding the Fund’s participation in the Program. Additional information about the Program and ongoing updates to questions about the Program can be found at http://www.ustreas.gov and http://www.ici.org.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE